Accrued Expenses And Other Liabilities	12 Months Ended
Dec. 31, 2012
Accrued Expenses And Other Liabilities [Abstract]
Accrued Expenses And Other Liabilities

13. Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2011	2012
Accrued expenses	$29,682	$32,267
Accrued interest	26,702	44,257
Lease deficiency	18,074	15,427
	$74,458	$91,951

Lease deficiency—Lease deficiency represents lease rates for current lease contracts which are below current market rentals for the applicable aircraft at the time of purchase. The lease deficiency amortizes over the remaining term of the related lease agreements as a non-cash increase in lease revenue. The remaining weighted average amortization period for the lease deficiency is 102 months as of December 31, 2012, compared with an average 109 months as of December 31, 2011.